Global Payments Reports Third Quarter Earnings
Increases Annual Fiscal 2015 Outlook
Announces Planned $100 Million Accelerated Share Repurchase

ATLANTA, April 8, 2015 -- Global Payments Inc. (NYSE: GPN) today announced results for its fiscal third quarter ended February 28, 2015.
“We are pleased to report strong third quarter financial results, reflecting the success of our strategy to deliver technology-enabled payments solutions across an expansive direct customer base worldwide, while continuing to invest in future growth,” said Chief Executive Officer Jeff Sloan. “Our acquisition of Realex Payments enhances our international ecommerce offerings, extends our foundation for omni-channel capabilities and accelerates growth in our pan-European payments business.”

Third Quarter 2015 Summary

•	Revenues grew 8% to $666.9 million, compared to $616.5 million in the third quarter of fiscal 2014.

•	Cash diluted earnings per share[1] grew 19% to $1.14, compared to $0.96 in the third quarter of fiscal 2014.

•	GAAP diluted earnings per share were $0.93, compared to $0.76 in the third quarter of fiscal 2014.

2015 Outlook
“We delivered solid revenue growth and meaningful margin expansion in the third quarter despite the significant strengthening of the U.S. dollar, and we are again increasing our full-year margin and cash earnings per share expectations,” stated Cameron Bready, Executive Vice President and Chief Financial Officer. “We are also pleased to announce that we plan to enter into an accelerated share repurchase plan, further demonstrating our ongoing commitment to efficiently return capital to shareholders while investing in our business to increase our future growth potential.”
For the full-year of fiscal 2015, the company is maintaining its expectation for annual revenue of $2.75 billion to $2.80 billion, or 8% to 10% growth over fiscal 2014. The company is raising its outlook for annual fiscal 2015 diluted earnings per share on a cash basis to a range of $4.77 to $4.84, or 16% to 18% growth over fiscal 2014, and annual fiscal 2015 GAAP diluted earnings per share is expected to be in the range of $4.01 to $4.08. Our outlook for cash and GAAP diluted earnings per share reflect the impact of share repurchases executed to date only and do not include any benefit from the announced accelerated share repurchase plan. The company also now expects annual fiscal 2015 core cash operating margins to expand by as much as 60 basis points.

Capital Allocation
Global Payments’ Board of Directors approved a fiscal 2015 third quarter dividend of $0.02 per share payable May 29, 2015 to shareholders of record as of May 15, 2015. The company intends to enter into an accelerated share repurchase plan this month to repurchase up to $100 million of the company's common stock.

Conference Call
Global Payments’ management will host a conference call today, April 8, 2015 at 8:00 a.m. ET to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com; or callers in North America may dial 877-674-6428 and callers outside North America may dial 970-315-0457. A replay of the call will be archived on the company's website within two hours of the live call.

About Global Payments
Global Payments Inc. (NYSE: GPN) is a leading worldwide provider of payment technology services that delivers innovative solutions driven by customer needs globally. Our partnerships, technologies and employee expertise enable us to provide a broad range of products and services that allow our customers to accept all payment types across a variety of distribution channels in many markets around the world.
Headquartered in Atlanta, Georgia with more than 4,300 employees worldwide, Global Payments is a Fortune 1000 Company with merchants and partners in 29 countries throughout North America, Europe, the Asia-Pacific region and Brazil. For more information about Global Payments, our Service. Driven. Commerce brand and our technologies, please visit www.globalpaymentsinc.com.
_________________________
1See Schedule 2 for cash earnings and Schedules 6, 7 and 8 for reconciliations of cash earnings to GAAP.

This announcement and comments made by Global Payments' management may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include our ability to safeguard our data; increased competition from non-traditional competitors; our ability to update our products and services in a timely manner; potential systems interruptions or failures; software defects or undetected errors; our ability to maintain Visa and MasterCard registration and financial institution sponsorship; our reliance on financial institutions to provide clearing services in connection with our settlement activities; our potential failure to comply with card network requirements; increased attrition of merchants, referral partners or independent sales organizations; our ability to increase our share of existing markets and expand into new markets; unanticipated increases in chargeback liability; increases in credit card network fees; changes in laws, regulations or network rules or interpretations thereof; foreign currency exchange and interest rate risks; political, economic and regulatory changes in the foreign countries in which we operate; future performance, integration and conversion of acquired operations; loss of key personnel; and other risks detailed in our SEC filings, including the most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. We undertake no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contact: investor.relations@globalpay.com	Media contact: media.relations@globalpay.com
Jane Elliott	Amy Corn
770-829-8234	770-829-8755

SCHEDULE 1
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended February 28,			Nine Months Ended February 28,
	2015	2014	% Change	2015	2014	% Change
	(unaudited)			(unaudited)
Revenues	$664,983	$616,452	7.9%	$2,067,169	$1,880,259	9.9%

Operating expenses:
Cost of service	250,255	232,937	7.4%	767,890	698,852	9.9%
Sales, general and administrative	310,113	286,224	8.3%	946,282	871,825	8.5%
Processing system intrusion	—	—	—%	—	(7,000)	(100.0)%
	560,368	519,161	7.9%	1,714,172	1,563,677	9.6%

Operating income	104,615	97,291	7.5%	352,997	316,582	11.5%

Other income (expense):
Interest and other income	1,160	2,944	(60.6)%	3,634	11,570	(68.6)%
Interest and other expense	(13,429)	(16,457)	(18.4)%	(34,789)	(32,361)	7.5%
	(12,269)	(13,513)	(9.2)%	(31,155)	(20,791)	49.8%

Income before income taxes	92,346	83,778	10.2%	321,842	295,791	8.8%
Provision for income taxes	(23,031)	(23,657)	(2.6)%	(82,837)	(84,105)	(1.5)%
Net income	69,315	60,121	15.3%	239,005	211,686	12.9%
Less: Net income attributable to noncontrolling interests, net of income tax	(6,747)	(5,000)	34.9%	(26,290)	(18,025)	45.9%
Net income attributable to Global Payments	$62,568	$55,121	13.5%	$212,715	$193,661	9.8%

Earnings per share attributable to Global Payments:
Basic	$0.94	$0.77	22.1%	$3.15	$2.67	18.0%
Diluted	$0.93	$0.76	22.4%	$3.13	$2.65	18.1%

Weighted average shares outstanding:
Basic	66,890	71,835		67,476	72,598
Diluted	67,306	72,434		67,891	73,152

SCHEDULE 2
CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended February 28,			Nine Months Ended February 28,
	2015	2014	% Change	2015	2014	% Change

Revenues	$666,859	$616,452	8.2%	$2,069,045	$1,880,259	10.0%

Operating expenses:
Cost of service	232,188	218,337	6.3%	713,706	654,720	9.0%
Sales, general and administrative	308,241	286,224	7.7%	947,351	866,981	9.3%
	540,429	504,561	7.1%	1,661,057	1,521,701	9.2%

Operating income	126,430	111,891	13.0%	407,988	358,558	13.8%

Other income (expense):
Interest and other income	1,160	2,944	(60.6)%	3,634	9,447	(61.5)%
Interest and other expense	(13,429)	(8,313)	61.5%	(34,789)	(24,217)	43.7%
	(12,269)	(5,369)	128.5%	(31,155)	(14,770)	110.9%

Income before income taxes	114,161	106,522	7.2%	376,833	343,788	9.6%
Provision for income taxes	(29,798)	(30,373)	(1.9)%	(100,748)	(99,932)	0.8%
Net income	84,363	76,149	10.8%	276,085	243,856	13.2%
Less: Net income attributable to noncontrolling interests, net of income tax	(7,825)	(6,421)	21.9%	(29,776)	(22,220)	34.0%
Net income attributable to Global Payments	$76,538	$69,728	9.8%	$246,309	$221,636	11.1%

Earnings per share attributable to Global Payments:
Basic	$1.14	$0.97	17.5%	$3.65	$3.05	19.7%
Diluted	$1.14	$0.96	18.8%	$3.63	$3.03	19.8%

Weighted average shares outstanding:
Basic	66,890	71,835		67,476	72,598
Diluted	67,306	72,434		67,891	73,152

See Schedules 6 & 7 for a reconciliation of cash earnings to GAAP.

SCHEDULE 3
SEGMENT INFORMATION
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended February 28,
	2015		2014		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$404,016	$404,016	$355,880	$355,880	13.5%	13.5%
Canada	69,047	69,047	73,467	73,467	(6.0)%	(6.0)%
North America merchant services	473,063	473,063	429,347	429,347	10.2%	10.2%

Europe	138,378	140,254	143,832	143,832	(3.8)%	(2.5)%
Asia-Pacific	53,542	53,542	43,273	43,273	23.7%	23.7%
International merchant services	191,920	193,796	187,105	187,105	2.6%	3.6%

Total revenues	$664,983	$666,859	$616,452	$616,452	7.9%	8.2%

Operating income (loss) for segments:
North America merchant services	$66,723	$77,746	$61,695	$68,823	8.1%	13.0%
International merchant services	64,902	73,822	58,077	65,549	11.8%	12.6%
Corporate	(27,010)	(25,138)	(22,481)	(22,481)	20.1%	11.8%
Operating income	$104,615	$126,430	$97,291	$111,891	7.5%	13.0%

	Nine Months Ended February 28,
	2015		2014		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings

Revenues:
United States	$1,222,841	$1,222,841	$1,081,506	$1,081,506	13.1%	13.1%
Canada	243,004	243,004	245,379	245,379	(1.0)%	(1.0)%
North America merchant services	1,465,845	1,465,845	1,326,885	1,326,885	10.5%	10.5%

Europe	461,140	463,016	433,886	433,886	6.3%	6.7%
Asia-Pacific	140,184	140,184	119,488	119,488	17.3%	17.3%
International merchant services	601,324	603,200	553,374	553,374	8.7%	9.0%

Total revenues	$2,067,169	$2,069,045	$1,880,259	$1,880,259	9.9%	10.0%

Operating income (loss) for segments:
North America merchant services	$218,906	$252,480	$201,831	$225,848	8.5%	11.8%
International merchant services	214,947	234,492	182,085	204,149	18.0%	14.9%
Corporate[1]	(80,856)	(78,984)	(67,334)	(71,439)	20.1%	10.6%
Operating income	$352,997	$407,988	$316,582	$358,558	11.5%	13.8%

1 GAAP earnings for the nine months ended February 28, 2014 include insurance proceeds of $7.0 million related to the fiscal 2012 processing system intrusion.

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4
CONSOLIDATED BALANCE SHEETS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except share data)

	February 28, 2015	May 31, 2014
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$610,148	$581,872
Accounts receivable, net of allowances for doubtful accounts of $405 and $401, respectively	170,895	214,574
Claims receivable, net	584	809
Settlement processing assets	744,976	780,917
Inventory	5,587	6,636
Deferred income taxes	11,933	12,963
Prepaid expenses and other current assets	49,027	45,673
Total current assets	1,593,150	1,643,444
Goodwill	1,422,900	1,337,285
Other intangible assets, net	516,083	535,173
Property and equipment, net	355,885	369,753
Deferred income taxes	93,549	101,928
Other	36,753	31,067
Total assets	$4,018,320	$4,018,650

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$446,800	$440,128
Current portion of long-term debt	62,500	17,677
Accounts payable and accrued liabilities	284,472	290,106
Settlement processing obligations	426,368	451,317
Income taxes payable	22,560	12,390
Total current liabilities	1,242,700	1,211,618
Long-term debt	1,546,000	1,376,002
Deferred income taxes	201,737	209,099
Other long-term liabilities	86,255	89,132
Total liabilities	3,076,692	2,885,851

Commitments and contingencies
Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 66,457,816 issued and outstanding at February 28, 2015 and 68,845,643 issued and outstanding at May 31, 2014	—	—
Paid-in capital	147,344	183,023
Retained earnings	861,955	815,980
Accumulated other comprehensive loss	(184,226)	(1,776)
Total Global Payments shareholders’ equity	825,073	997,227
Noncontrolling interests	116,555	135,572
Total equity	941,628	1,132,799
Total liabilities and equity	$4,018,320	$4,018,650

SCHEDULE 5
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Nine Months Ended February 28,
	2015	2014
Cash flows from operating activities:
Net income	$239,005	$211,686
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	48,628	43,645
Amortization of acquired intangibles	54,184	43,553
Share-based compensation expense	14,827	17,269
Provision for operating losses and bad debts	10,530	14,203
Deferred income taxes	13,479	3,103
Other, net	469	(1,006)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	32,124	14,442
Claims receivable	(7,159)	(9,145)
Settlement processing assets and obligations, net	(27,948)	(19,669)
Inventory	(256)	3,811
Prepaid expenses and other assets	(5,431)	18,980
Accounts payable and accrued liabilities	(36,044)	(16,422)
Income taxes payable	10,677	(10,049)
Net cash provided by operating activities	347,085	314,401
Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(232,864)	(2,519)
Capital expenditures	(56,746)	(61,270)
Principal collections on financing receivables	219	1,997
Net proceeds from sales of investments and business	10,597	3,521
Net cash used in investing activities	(278,794)	(58,271)
Cash flows from financing activities:
Net borrowings on short-term lines of credit	44,622	74,594
Proceeds from issuance of long-term debt	1,593,500	2,390,000
Principal payments under long-term debt	(1,378,679)	(2,099,869)
Payment of debt issuance costs	—	(5,961)
Repurchase of common stock	(231,844)	(258,562)
Proceeds from stock issued under share-based compensation plans	18,867	29,740
Common stock repurchased - share-based compensation plans	(16,175)	(5,682)
Tax benefit from share-based compensation plans	3,851	4,782
Distributions to noncontrolling interests	(19,355)	(33,744)
Dividends paid	(4,035)	(4,330)
Net cash provided by financing activities	10,752	90,968
Effect of exchange rate changes on cash	(50,767)	(14,008)
Increase in cash and cash equivalents	28,276	333,090
Cash and cash equivalents, beginning of the period	581,872	680,470
Cash and cash equivalents, end of the period	$610,148	$1,013,560

SCHEDULE 6
RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Three Months Ended February 28, 2015
	GAAP	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$664,983	$1,876	$—	$666,859
Operating expenses:
Cost of service	250,255	—	(18,067)	232,188
Sales, general and administrative	310,113	(1,872)	—	308,241
	560,368	(1,872)	(18,067)	540,429
Operating income	104,615	3,748	18,067	126,430
Other income (expense):
Interest and other income	1,160	—	—	1,160
Interest and other expense	(13,429)	—	—	(13,429)
	(12,269)	—	—	(12,269)
Income before income taxes	92,346	3,748	18,067	114,161
Provision for income taxes	(23,031)	(1,031)	(5,736)	(29,798)
Net income	69,315	2,717	12,331	84,363
Less: Net income attributable to noncontrolling interests, net of income tax	(6,747)	—	(1,078)	(7,825)
Net income attributable to Global Payments	$62,568	$2,717	$11,253	$76,538
Diluted shares	67,306			67,306
Diluted earnings per share	$0.93	$0.04	$0.17	$1.14

	Three Months Ended February 28, 2014
	GAAP	Other[1]	Cash Earnings Adjustments[2]	Cash Earnings
Revenues	$616,452	$—	$—	$616,452
Operating expenses:
Cost of service	232,937	—	(14,600)	218,337
Sales, general and administrative	286,224	—	—	286,224
	519,161	—	(14,600)	504,561
Operating income	97,291	—	14,600	111,891
Other income (expense):
Interest and other income	2,944	—	—	2,944
Interest and other expense	(16,457)	8,144	—	(8,313)
	(13,513)	8,144	—	(5,369)
Income before income taxes	83,778	8,144	14,600	106,522
Provision for income taxes	(23,657)	(2,180)	(4,536)	(30,373)
Net income	60,121	5,964	10,064	76,149
Less: Net income attributable to noncontrolling interests, net of income tax	(5,000)	—	(1,421)	(6,421)
Net income attributable to Global Payments	$55,121	$5,964	$8,643	$69,728
Diluted shares	72,434			72,434
Diluted earnings per share	$0.76	$0.08	$0.12	$0.96

1 For the period ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustment represents certain business tax assessments in the U.S. for prior periods. For the period ended February 28, 2014, the adjustments represent HSBC's share of GPAP dividends declared and costs associated with the debt refinancing that was completed on February 28, 2014.

2 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the three months ended February 28, 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by making the adjustments described above. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7
RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands, except per share data)

	Nine Months Ended February 28, 2015
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$2,067,169	$—	$1,876	$—	$2,069,045
Operating expenses:
Cost of service	767,890	—	—	(54,184)	713,706
Sales, general and administrative	946,282	—	1,069	—	947,351
Processing system intrusion	—	—	—	—	—
	1,714,172	—	1,069	(54,184)	1,661,057
Operating income	352,997	—	807	54,184	407,988
Other income (expense):
Interest and other income	3,634	—	—	—	3,634
Interest and other expense	(34,789)	—	—	—	(34,789)
	(31,155)	—	—	—	(31,155)
Income before income taxes	321,842	—	807	54,184	376,833
Provision for income taxes	(82,837)	—	(443)	(17,468)	(100,748)
Net income	239,005	—	364	36,716	276,085
Less: Net income attributable to noncontrolling interests, net of income tax	(26,290)	—	—	(3,486)	(29,776)
Net income attributable to Global Payments	$212,715	$—	$364	$33,230	$246,309
Diluted shares	67,891				67,891
Diluted earnings per share	$3.13	$—	$0.01	$0.49	$3.63

	Nine Months Ended February 28, 2014
	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings
Revenues	$1,880,259	$—	$—	$—	$1,880,259
Operating expenses:
Cost of service	698,852	—	(579)	(43,553)	654,720
Sales, general and administrative	871,825	—	(4,844)	—	866,981
Processing system intrusion	(7,000)	7,000	—	—	—
	1,563,677	7,000	(5,423)	(43,553)	1,521,701
Operating income	316,582	(7,000)	5,423	43,553	358,558
Other income (expense):
Interest and other income	11,570	—	(2,123)	—	9,447
Interest and other expense	(32,361)	—	8,144	—	(24,217)
	(20,791)	—	6,021	—	(14,770)
Income (loss) before income taxes	295,791	(7,000)	11,444	43,553	343,788
(Provision for) benefit from income taxes	(84,105)	2,393	(4,114)	(14,106)	(99,932)
Net income (loss)	211,686	(4,607)	7,330	29,447	243,856
Less: Net income attributable to noncontrolling interests, net of income tax	(18,025)	—	—	(4,195)	(22,220)
Net income (loss) attributable to Global Payments	$193,661	$(4,607)	$7,330	$25,252	$221,636
Diluted shares	73,152				73,152
Diluted earnings (loss) per share	$2.65	$(0.07)	$0.10	$0.35	$3.03

1 Represents insurance proceeds associated with the fiscal 2012 processing system intrusion.

2 For the period ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustments represent certain business tax assessments in the U.S. for prior periods and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. For the period ended February 28, 2014, the adjustments represent one-time charges primarily related to employee termination benefits, resolution of a contract related contingency, a one-time credit related to the gain on the sale of an interest in a business, HSBC's share of GPAP dividends declared, and costs associated with the debt refinancing that was completed on February 28, 2014.

3 Represents adjustments to cost of service to exclude acquisition intangible amortization expense and the related income tax benefit.

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the nine months ended February 28, 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by making the adjustments described above. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management's judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8
RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In thousands)

	Three Months Ended February 28,
	2015				2014
	GAAP	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues:
United States	$404,016	$—	$—	$404,016	$355,880	$—	$—	$—	$355,880
Canada	69,047	—	—	69,047	73,467	—	—	—	73,467
North America merchant services	473,063	—	—	473,063	429,347	—	—	—	429,347

Europe	138,378	1,876	—	140,254	143,832	—	—	—	143,832
Asia-Pacific	53,542	—	—	53,542	43,273	—	—	—	43,273
International merchant services	191,920	1,876	—	193,796	187,105	—	—	—	187,105

Total revenues	$664,983	$1,876	$—	$666,859	$616,452	$—	$—	$—	$616,452

Operating income (loss) for segments:
North America merchant services	$66,723	$—	$11,023	$77,746	$61,695	$—	$—	$7,128	$68,823
International merchant services	64,902	1,876	7,044	73,822	58,077	—	—	7,472	65,549
Corporate	(27,010)	1,872	—	(25,138)	(22,481)	—	—	—	(22,481)
Operating income (loss)	$104,615	$3,748	$18,067	$126,430	$97,291	$—	$—	$14,600	$111,891

	Nine Months Ended February 28,
	2015				2014
	GAAP	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings	GAAP	Processing System Intrusion[1]	Other[2]	Cash Earnings Adjustments[3]	Cash Earnings

Revenues:
United States	$1,222,841	$—	$—	$1,222,841	$1,081,506	$—	$—	$—	$1,081,506
Canada	243,004	—	—	243,004	245,379	—	—	—	245,379
North America merchant services	1,465,845	—	—	1,465,845	1,326,885	—	—	—	1,326,885

Europe	461,140	1,876	—	463,016	433,886	—	—	—	433,886
Asia-Pacific	140,184	—	—	140,184	119,488	—	—	—	119,488
International merchant services	601,324	1,876	—	603,200	553,374	—	—	—	553,374

Total revenues	$2,067,169	$1,876	$—	$2,069,045	$1,880,259	$—	$—	$—	$1,880,259

Operating income (loss) for segments:
North America merchant services	$218,906	$—	$33,574	$252,480	$201,831	$—	$2,518	$21,499	$225,848
International merchant services	214,947	(1,065)	20,610	234,492	182,085	—	10	22,054	204,149
Corporate	(80,856)	1,872	—	(78,984)	(67,334)	(7,000)	2,895	—	(71,439)
Operating income (loss)	$352,997	$807	$54,184	$407,988	$316,582	$(7,000)	$5,423	$43,553	$358,558

1 Represents insurance proceeds associated with the fiscal 2012 processing system intrusion.

2 For the three months ended February 28, 2015, the revenue adjustment represents select U.K. customer payments related to a vendor outage and the expense adjustment represent certain business tax assessments in the U.S. for prior periods. The adjustments for the nine months ended February 28, 2015, include the revenue and business tax adjustments described for the three-month period and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. For the nine months ended February 28, 2014, the adjustments represent one-time charges primarily related to employee termination benefits and resolution of a contract related contingency.

3 Represents acquisition intangible amortization expense.

SCHEDULE 9
OUTLOOK SUMMARY
GLOBAL PAYMENTS INC. AND SUBSIDIARIES
(In billions, except per share data)

	Fiscal 2014 Actual	Fiscal 2015 Outlook	% Change FY14

Revenue Outlook
Total Revenues	$2.55	$2.75 to $2.80	8% to 10%

EPS Outlook
Cash EPS	$4.12	$4.77 to $4.84	16% to 18%
Acquisition-related intangibles assets, non-recurring items and processing system intrusion[1]	(0.75)	(0.76)	1%
GAAP Diluted EPS	$3.37	$4.01 to $4.08	19% to 21%

We supplemented our reporting of income and the related earnings per share information determined in accordance with GAAP by reporting income and the related earnings per share for the fiscal years 2015 and 2014 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated income and earnings per share on a cash basis by making the adjustments described below. We exclude these items in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income and earnings per share determined in accordance with GAAP. Our measures of income and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

1 Fiscal 2015 reflects $0.72 of acquisition intangible amortization and $0.04 of non-recurring items, including a revenue adjustment for select U.K. customer payments related to a vendor outage and expense adjustments for certain business tax assessments in the U.S. for prior periods and a gain on the sale of a component of our Russia business that leased ATMs to our sponsor bank in Russia. Fiscal 2014 reflects acquisition intangible amortization of $0.51, a processing system intrusion credit of ($0.07) and non-recurring items of $0.31. Other non-recurring items for fiscal 2014 include acceleration of equity awards and other costs associated with the retirement of our former Chairman and CEO, a credit related to the sale of an interest in our Brazil business and a subsequent charge associated with our retained interest, non-cash losses from the retirement of fixed assets, employee termination benefits, resolution of a contract related contingency, costs associated with debt refinancing and HSBC's share of dividends declared by Global Payments Asia-Pacific.